UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2008

RENAISSANCE ACQUISITION CORP.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-33258	20-4720414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 East Sample Road, Suite 400, Pompano Beach, Florida	33064
(Address of Principal Executive Offices)	(Zip Code)

(954) 784-3031

 (Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Renaissance Acquisition Corp., a Delaware corporation (“Renaissance”) and First Communications, Inc., a Delaware corporation (“First Communications”) issued a joint press release on September 19, 2008, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference, in which they announced that on September 22, 2008 at 10 a.m. Eastern Time, the management teams of Renaissance and First Communications will hold a joint conference call to discuss the definitive merger agreement entered into by Renaissance, FCI Merger Sub I, Inc., a newly formed, wholly owned subsidiary of Renaissance (“Merger Sub I”), FCI Merger Sub II, LLC, a newly formed, wholly owned subsidiary of Renaissance (“Merger Sub II”), First Communications and The Gores Group LLC, solely in its capacity as stockholders’ representative, dated September 13, 2008 (the “Merger Agreement”).  Pursuant to the Merger Agreement, Merger Sub I will merge with an into First Communications, with First Communications continuing as the surviving corporation and First Communications will then merge with and into Merger Sub II, with Merger Sub II continuing as the surviving limited liability company and a wholly owned subsidiary of Renaissance (the “Merger”).  Pursuant to the Current Report on Form 8-K filed by Renaissance on September 17, 2008, Renaissance summarized the material terms of the Merger Agreement and attached a copy of the Merger Agreement as Exhibit 10.1 thereto.

Beginning on September 22, 2008, Renaissance intends to meet with investors to discuss the Merger and the Merger Agreement.  A copy of the investor presentation to be used on the joint conference call and at any subsequent meetings is furnished as Exhibit 99.2 to this report.

The information attached as Exhibit 99.1 and as Exhibit 99.2 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit 99.1	Joint Press Release of Renaissance Acquisition Corp. and First Communications, Inc. dated September 19, 2008

	Exhibit 99.2	Investor Presentation dated September 22, 2008

Where to Find Additional Information

Renaissance intends to file with the SEC a registration statement, which will contain a prospectus relating to the securities Renaissance intends to issue in the Merger, and a preliminary proxy statement in connection with the proposed Merger and to mail a definitive proxy statement and other relevant documents to Renaissance stockholders.  Stockholders of Renaissance and other interested persons are advised to read, when available, Renaissance’s preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Renaissance’s solicitation of proxies for the special meeting to be held to approve the Merger because these proxy statements will contain important information about First Communications, Renaissance and the proposed Merger.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Merger.  Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC's Internet site at http://www.sec.gov or by directing a request to: Renaissance Acquisition Corp., 50 East Sample Road, Suite 400, Pompano Beach, FL 33064, telephone (954) 784-3031.  The proxy statements or applicable parts of such statements may also be notified to the public in accordance with the AIM Rules.

Renaissance and its directors and officers may be deemed participants in the solicitation of proxies from Renaissance’s stockholders. A list of the names of those directors and officers and descriptions of their interests in Renaissance is contained in Renaissance’s prospectus dated January 29, 2007, which is filed with the SEC, and will also be contained in Renaissance’s proxy statement when it becomes available. Renaissance’s stockholders may obtain additional information about the interests of its directors and officers in the Merger by reading Renaissance’s proxy statement when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2008                                                            RENAISSANCE ACQUISITION CORP.

By:	/s/ Barry W. Florescue
Name: Barry W. Florescue
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release of Renaissance Acquisition Corp. and First Communications, Inc. dated September 19, 2008

99.2	Investor Presentation dated September 22, 2008